UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2011
WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32883 (Commission File Number)	13-4088127 (IRS Employer Identification No.)

5677 Airline Road, Arlington, Tennessee	38002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (901) 867-9971
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-99

Item 2.02. Results of Operations and Financial Condition.
On May 5, 2011, Wright Medical Group, Inc. issued a press release announcing its consolidated financial results for the quarter ended March 31, 2011. A copy of the press release is furnished as Exhibit 99 to this report.
The attached press release includes the following non-GAAP measures: net sales, excluding the impact of foreign currency; operating income, as adjusted; net income, as adjusted; net income, as adjusted, per diluted share; effective tax rate, as adjusted; and free cash flow.
These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.
For our internal budgeting and resource allocation process, our management uses financial information that does not include (a) restructuring charges, (b) non-cash stock-based compensation expenses, (c) costs associated with U.S. government inquiries and our deferred prosecution agreement (DPA), (d) transaction costs and non-cash deferred financing fees associated with the 2.625% Convertible Senior Notes due 2014 (Convertible Notes) tender offer, and (e) the income tax effects of the foregoing. Additionally, for our internal budgeting process and evaluation of net sales performance, our management uses net sales in constant currency. To measure our sales performance on a constant currency basis, it is necessary to remove the impact of changes in foreign exchange rates, which affects the comparability and trend of sales. Net sales, excluding the impact of foreign currency, is calculated by translating current year results at prior year average foreign currency exchange rates. For our internal budgeting and resource allocation process, management uses free cash flow. Free cash flow is calculated by subtracting capital expenditures from cash provided by operating activities.
We use these non-GAAP financial measures in making operating decisions because we believe the measures provide meaningful supplemental information regarding our core operational performance and give us a better understanding of how we should invest in research and development activities and how we should allocate resources to both ongoing and prospective business initiatives. We use these measures to help make budgeting and spending decisions, for example, between product development expenses and research and development, sales and marketing and general and administrative expenses. Additionally, management is evaluated on the basis of these non-GAAP financial measures when determining achievement of their incentive performance compensation targets. Further, these non-GAAP financial measures facilitate management’s internal comparisons to both our historical operating results and to our competitors’ operating results.
As described above, we exclude the following items from one or more of our non-GAAP measures:
Foreign currency impact on net sales. We exclude the foreign currency impact on net sales compared to prior year from our non-GAAP measure, primarily because it is not reflective of our ongoing operating results, and it is not used by management for our internal budgeting process and evaluation of net sales performance. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Restructuring charges. We exclude restructuring charges associated with the closure of our Toulon, France operations and Creteil, France operations from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.
Non-cash stock-based compensation expense. We exclude stock-based compensation expenses from our non-GAAP measures primarily because they are non-cash expenses. We believe that it is useful to investors to understand the application of Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation — Stock Compensation (FASB ASC 718) and its impact on our operational performance, liquidity, and our ability to invest in research and development and fund acquisitions and capital expenditures. While stock-based compensation expense calculated in accordance with FASB ASC 718 constitutes an ongoing and recurring expense, such expense is excluded from our non-GAAP results because it is not an expense that requires cash settlement and is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for greater transparency to certain line items in our financial statements. In addition, excluding this item from our non-GAAP results facilitates comparisons to our competitors’ operating results.
Costs associated with U.S. government inquiries and our DPA. During 2009 and 2010, we recognized costs associated with inquiries by the U. S. Department of Justice (DOJ) and the U. S. Securities and Exchange Commission. Those costs resulted primarily from legal and consulting fees incurred as we responded to these inquiries, and in 2010, our settlement of the investigation by the DOJ and our DPA (including the associated independent monitor). We excluded those costs from our non-GAAP results because such costs are not used by management to assess the core profitability of our business operations. We further believe that these measures are useful to investors in that they allow for period-over-period comparability.
Transaction costs and non-cash deferred financing fees associated with our Convertible Notes tender offer. We excluded the transaction costs and non-cash deferred financing fees from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.
Income tax effects of the foregoing. This amount is used to present each of the amounts described above, except for foreign currency impact on net sales, on an after-tax basis consistent with the presentation of net income, as adjusted.
We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our financial results as determined in accordance with GAAP and that these measures should only be used to evaluate our financial results in conjunction with the corresponding GAAP measures, and that is why we qualify the use of non-GAAP financial information in a statement when non-GAAP information is presented.
We further believe that where the adjustments used in calculating net income, as adjusted, and net income, as adjusted, per diluted share are based on specific, identified amounts that impact different line items in our Condensed Consolidated Statements of Operations (including operating income and net income), that it is useful to investors to understand how these specific line items in our Condensed Consolidated Statements of Operations are affected by these adjustments for the following reasons:

Operating income. Excluding non-cash stock-based compensation expense from the calculation of operating income assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature, in order to evaluate the results of the underlying operating activities for the periods presented. Excluding restructuring charges and the costs associated with the U.S. government inquiries and our DPA from the calculation of operating income assists investors in evaluating period-over-period changes in this measure without giving effect to transactions which do not relate to the performance of our ongoing operations.
Net Income. Excluding non-cash stock-based compensation expense and non-cash deferred financing fees related to the Convertible Notes tender offer from the calculation of net income assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature, in order to evaluate the results of the underlying operating activities for the periods presented. Excluding restructuring charges, the costs associated with the U.S. government inquiries and our DPA and transaction costs related to the Convertible Notes tender offer from the calculation of net income assists investors in evaluating period-over-period changes in this measure without giving effect to transactions which do not relate to the performance of our ongoing operations.
Effective Tax Rate. Excluding the income tax effect of the non-GAAP, pre-tax adjustments from the provision for income taxes assists investors in understanding the tax provision associated with those adjustments and our effective tax rate related to our ongoing operations.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensatory Arrangements of Certain Officers
On May 3, 2011, we entered into an employment agreement with David D. Stevens to serve as our interim President and Chief Executive Officer commencing on April 4, 2011. The principal terms of Mr. Stevens’ employment agreement are summarized below.
     Term. The term of the agreement begins on April 4, 2011, and ends on April 4, 2012, subject to earlier termination upon the employment of a President and Chief Executive Officer.
     Base Salary. The agreement establishes the initial annual base salary of Mr. Stevens at $610,000.
     Long-Term, Equity-Based Incentives. The agreement provides that, on May 3, 2011, we will grant to Mr. Stevens an award of 39,400 restricted shares of our common stock under the Company’s 2009 Equity Incentive Plan. The shares will vest 12 months from the effective date.
     Fringe Benefits. The agreement provides that Mr. Stevens is eligible to participate in the fringe benefit programs, including those for medical insurance and retirement benefits, that we generally furnish to our executive officers from time to time. Mr. Stevens is required to make any generally applicable employee contribution that is required under such fringe benefit programs.
     Restrictive Covenants. Mr. Stevens has agreed to customary restrictive covenants prohibiting his disclosure of our confidential information at any time, requiring him to assign to us any intellectual property developed in connection with his employment, prohibiting him from soliciting or recruiting our employees, and prohibiting him from competing and interfering with our business. The non-disclosure, non-solicitation, non-competition and non-interference covenants extend for a period following termination of Mr. Stevens’ employment.

     Termination. We or Mr. Stevens “may terminate Mr. Stevens’ employment with or without cause”, as defined in the agreement, If we terminate Mr. Stevens’ employment for cause, or if he resigns, we will have no further obligations to Mr. Stevens, other than accrued obligations and standard COBRA benefits. If we terminate Mr. Stevens’ employment without cause, we will be required to pay Mr. Stevens his base salary for a period of eight weeks after his termination, to pay any accrued obligations, and to provide standard COBRA benefits. The definition of cause includes (i) the willful failure by Mr. Stevens to substantially perform his duties with us which failure amounts to an intentional and extended neglect of Mr. Stevens’ duties, (ii) continued, documented poor performance following a reasonably sufficient time for improvement, (iii) the determination by our Board of Directors that Mr. Stevens has engaged or is about to engage in conduct materially injurious to us, (iv) the determination by our Board of Directors, that Mr. Stevens has engaged in or about to engage in conduct that is materially inconsistent with our legal and health care compliance policies, programs, or obligations, (v) Mr. Stevens’ conviction of or entering of a guilty or no contest plea to a felony charge, or (vi) Mr. Stevens’ breach of his covenants under the agreement.
     Clawback. If we are required to restate our balance sheet or statement of operations affecting any reporting period that transpires during the term of the employment agreement due to our material non-compliance with any financial requirements under securities laws, we may require Mr. Stevens to reimburse us for any bonus or incentive-based or equity-based compensation received by Mr. Stevens during the term of the employment agreement and any profits realized from the sale of our securities by Mr. Stevens during the term of the employment agreement. If our Board of Directors determines that such a forfeiture is appropriate, we may withhold future amounts owed to Mr. Stevens as compensation, and we may commence legal action to collect such sums as our Board of Directors determines is owed to us.
Item 8.01. Other Events.
On May 5, 2011, WMT received a letter from the USAO pursuant to Paragraph 50 of the DPA stating that the USAO believes that WMT has knowingly and willfully committed at least two breaches of material provisions of the DPA. As required by the terms of the DPA, the letter provides WMT an opportunity to make a presentation within three weeks of receipt of the letter. WMT intends to make a presentation in response to the letter. WMT’s presentation could address whether any breach has occurred, whether any breach was knowing or willful, materiality, and whether any breach has been cured. Pursuant to the DPA, we expect that the USAO would not take any further action until consideration of WMT’s presentation.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
10.1	Employment Agreement dated as of April 4, 2011, between Wright Medical Technology, Inc. and David D. Stevens.
99	Press release issued by Wright Medical Group, Inc. on May 5, 2011.
Cautionary Note Regarding Forward-Looking Statements
This current report on Form 8-K contains “forward-looking statements” as defined under U.S. federal securities laws, including statements regarding potential actions by the USAO, independent monitor, OIG and other agencies or their potential impact, and statements about financial results for the quarter ended March 31, 2011. These statements reflect management’s current knowledge, assumptions, beliefs, estimates, and expectations and express management’s current views of future performance, results, and trends and may be identified by their use of terms such as anticipate, believe, could, estimate, expect, intend, may, plan, predict, project, will, and other similar terms. Forward-looking statements are subject to a number of risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements. You should not place undue reliance on forward looking statements. Such statements are made as of the date of this current report on Form 8-K, and we undertake no obligation to update such statements after this date. Risks and uncertainties that could cause our actual results to materially differ from those described in forward-looking statements include those discussed in our filings with the Securities and Exchange Commission (including those described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2010, under the heading “Risk Factors” and elsewhere), and the impact of our settlement of the federal investigation into our consulting arrangements with orthopaedic surgeons relating to our hip and knee products in the United States, including our compliance with the Deferred Prosecution Agreement through September 2011 (which could, by its terms, be extended for a further six months) and the Corporate Integrity Agreement through September 2015. Our failure to comply with the Deferred Prosecution Agreement or the Corporate Integrity Agreement could expose us to significant liability including, but not limited to, extension of the term of the DPA by up to 6 months, exclusion from federal healthcare program participation, including Medicaid and Medicare, which would have a material adverse effect on our financial condition, results of operations and cash flows, potential prosecution, including under the previously-filed criminal complaint, civil and criminal fines or penalties, and additional litigation cost and expense.
Additional risks and uncertainties that could cause our actual results to materially differ from those described in forward-looking statements include demand for and market acceptance of our new and existing products; future actions of governmental authorities and other third parties; tax measures; business development and growth opportunities; product quality or patient safety issues; products liability claims; enforcement of our intellectual property rights; the geographic and product mix impact on our sales; retention of sales representatives and independent distributors; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; ability to realize the anticipated benefits of restructuring initiatives; and impact of the commercial and credit environment on us and our customers and suppliers.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 5, 2011

WRIGHT MEDICAL GROUP, INC.
By:	/s/ David D. Stevens
David D. Stevens
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Employment Agreement dated as of April 4, 2011, between Wright Medical Technology, Inc. and David D. Stevens.
99	Press release issued by Wright Medical Group, Inc. on May 5, 2011.